SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 23, 2005

                                   __________


                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                       0-25312                84-1286576
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)

    15 Old Danbury Road, Suite 203                                  06897
              Wilton, CT                                          (Zip code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 762-2499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

The investment by InterCapital Group, LLC was not completed by May 20, 2005, as the Registrant previously expected. While the Registrant has been informed by InterCapital Group that they are continuing efforts to complete the investment, the Registrant is unable to determine when, and if, such investment will be completed. The Registrant has been actively engaged in an effort to secure financing from other investment sources.









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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Startech Environmental Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2005

                              STARTECH ENVIRONMENTAL CORPORATION



                              By: /s/ Peter J. Scanlon
                                 ----------------------------
                                 Peter J. Scanlon
                                 Chief Financial Officer






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